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                                                                    Exhibit 10.3

                                  MOUNTAINBANK

                        1997 EMPLOYEE STOCK OPTION PLAN
                        -------------------------------

     MOUNTAINBANK (the "Bank") hereby adopts this 1997 EMPLOYEE STOCK OPTION PLAN (the "Plan") as further described herein.

                                   ARTICLE I
                           PURPOSE AND SCOPE OF PLAN
                           -------------------------

1.1  Purpose.
     -------

The purpose of the Plan is to encourage the continued service of officers and employees of the Bank or any company which is a subsidiary of the Bank (a "Subsidiary"), and to provide an additional incentive for such officers and employees to expand and improve the profits and prosperity of the Bank and its Subsidiaries, by granting them options to purchase shares of the Bank's common stock. The Plan also will assist the Bank and its subsidiaries in recruiting and retaining persons to serve as officers and employees of the Bank and its Subsidiaries.

1.2  Stock Subject to Plan.
     ---------------------

Pursuant to and in accordance with the terms of the Plan, options ("Options") may be granted from time to time to purchase shares of the Bank's common stock, $5.00 par value per share ("Common Stock").

The aggregate number of shares of Common Stock which may be sold upon the exercise of Options granted under the Plan is 60,000 shares, which maximum number is subject to adjustment as provided in Paragraph 6.1 hereof. Shares of Common Stock sold by the Bank upon the exercise of Options granted hereunder, at the sole discretion of the Bank, may be issued from the Bank's authorized but unissued shares, or be issued and outstanding shares purchased by the Bank on the open market or in private transactions. In the event an Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, then, to the extent the Plan shall remain in effect, the shares of Option Stock covered by the unexercised portion of such Option shall again be available for the grant of Options under the Plan.

1.3  Effective Date.
     --------------

The Plan shall become effective as of December 8, 1997 1997 (the "Effective Date," which is the date of adoption of the Plan by the Bank's Board of Directors); provided, however, that notwithstanding
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anything contained herein to the contrary, the Plan shall be subject to approval of the North Carolina Commissioner of Banks and other banking regulators to the extent required by law and to approval of the Bank's shareholders by a vote of the holders of at least two-thirds of the outstanding shares of the Bank's
Common Stock at a meeting of the Bank's shareholders held in accordance with North Carolina law. Options may be granted pursuant to the Plan prior to receipt of such approvals, but any such Options granted shall be subject to, and may not become exercisable until, receipt of such approvals.

1.4  Termination Date.  Unless sooner terminated as provided herein, the Plan
     ----------------
shall terminate at 5:00 P.M. on December 7, 2007 (the "Termination Date"). Following the Termination Date, no further Options may be granted under the Plan, but such termination shall not effect any Option granted prior to the Termination Date.

                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

2.1  Bank.  "Bank" refers to MountainBank and to any successor to the Bank which
     ----
shall have assumed or become liable for the Bank's obligations pursuant to any Option granted or Option Agreement entered into pursuant to the Plan.

2.2  Board.  "Board" refers to the Bank's Board of Directors.
     -----

2.3  Committee.  "Committee" refers to the committee of and appointed or
     ---------
designated by the Board to administer the Plan as described in Article III below.

2.4  Common Stock.  "Common Stock" refers to the common stock of the Bank, par
     ------------
value $5.00 per share.

2.5  Date of Grant.  The "Date of Grant" of an Option refers to the effective
     -------------
date of action by the Committee granting such Option.

2.6  Employee.  "Employee" refers to any person who is a full-time employee of
     --------
the Bank or of any of its Subsidiaries.

2.7  Exercise Price.  "Exercise Price" refers to the price per share to be paid
     --------------
by an Optionee for the purchase of Option Stock upon the exercise of an Option.

2.8  Expiration Date.  "Expiration Date" refers to the date set by the Committee
     ---------------
at which time any unexercised portion of an Option automatically will terminate and be of no further force or effect.

2.9  Modification, Extension or Renewal.  "Modification" refers to any change in
     ----------------------------------
an Option which alters or modifies the original terms, conditions or benefits of the Option granted to the

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Optionee. "Extension" refers to the granting to the Optionee of an additional period of time within which to exercise the Option beyond the Expiration Date originally prescribed in the Option Agreement. "Renewal" refers to the granting of an Option to the Optionee with the same rights and privileges and on the same terms and conditions as contained in an original Option after expiration or termination of the original Option.

2.10 Non-Employee Director.  "Non-Employee Director" refers to a member of the
     ---------------------
Board who satisfies the definition of that term contained in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as such rule may be amended from time to time.

2.11  Option.  "Option" refers to a right granted to an Employee by the Bank
      ------
pursuant to the Plan to purchase shares of Common Stock at the Exercise Price set by the Committee for such Option and on the terms and conditions set forth herein and in the Option Agreement relating to such Option.

2.12  Option Agreement.  "Option Agreement" refers to a formal written agreement
      ----------------
executed between the Bank and an Optionee setting forth the terms and conditions of an Option.

2.13  Option Stock.  "Option Stock" refers to the shares of Common Stock covered
      ------------
by an Option and which may be purchased by the Optionee upon the exercise, in whole or in part, of such Option.

2.14  Optionee.  "Optionee" refers to an Employee to whom an Option is granted.
      --------

2.15 Regulatory Authority.  "Regulatory Authority" refers to any governmental
     --------------------
agency or authority having jurisdiction over the Bank or its Subsidiaries, including but not limited to the Federal Deposit Insurance Corporation, the North Carolina Banking Commissioner, the North Carolina State Banking Commission, the Federal Reserve Board or any other regulator.

                                  ARTICLE III
                              PLAN ADMINISTRATION
                              -------------------

3.1  General.
     -------

The Plan shall be administered by the Committee which shall be composed solely of two or more Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board, and the Board, from time to time and at its discretion, may remove members from (with or without cause) or add members to the Committee or fill any vacancies on the Committee, however created.

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3.2  Duties.
     ------

In its administration of the Plan, the Committee shall have the authority, power and duty:

(a) to make any and all determinations regarding persons who are eligible to receive Options under the Plan;

(b) to construe and interpret the terms and provisions of the Plan and any and all Option Agreements entered into pursuant to the Plan;

(c) to make, adopt, amend, rescind, and interpret such rules and regulations not inconsistent with the Plan or law as it from time to time deems reasonable and necessary for the interpretation and administration of the Plan;

(d) to prescribe the form or forms of the instruments evidencing any Options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

(e)  to determine:

     (i) the Employees to whom Options shall be granted pursuant to the Plan and the timing of such grant or grants, and to cause Options to be granted to Employees it selects;

     (ii) the number of shares of Option Stock to be covered by each Option granted;

     (iii) the Exercise Price to be paid for Option Stock upon exercise of the Option as set forth in the Option Agreement and as determined in accordance with Paragraph 4.3 hereof;

     (iv) the Expiration Date of each Option granted, and the period within which any such Option may be exercised;

     (v) any other term and/or condition of each Option (which need not be identical from Option to Option) so long as not inconsistent with the Plan; and,

(f) to make all other determinations and take all other actions provided for herein or deemed by it, in its discretion, to be necessary or advisable to administer the Plan in a proper and effective manner.

                                       4
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3.3  Meetings and Voting.
     -------------------

The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it shall deem necessary or desirable. A majority of the members of the Committee shall constitute a quorum for all matters with respect to administration of the Plan, and acts of a majority of the members of the Committee present at meetings at which a quorum is present, or acts reduced to and approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee.

3.4  Choice of Form of Option.
     ------------------------

The Committee shall have the discretion to cause any Option granted pursuant to the Plan to be granted with the intent that it qualify for treatment as an "Incentive Stock Option" (an "ISO") as defined in (S)422 of the Internal Revenue Code of 1986, as amended (the "Code"), or with the intent that it be treated as a "Nonqualified Stock Option" (an "NSO"). ISOs and NSOs shall collectively be referred to herein as "Options" unless reference is specifically made only to one or the other, and, in the case of any such reference only to one, such reference shall be deemed to be made to the exclusion of the other.

3.5  Effect of Committee Action.
     --------------------------

All actions, decisions and determinations of the Committee in connection with the administration of the Plan, and in connection with the interpretation and construction of, or questions or other matters concerning, the Plan or any Option granted, shall (i) be made consistent and in accordance with the terms of the Plan and, with respect to an ISO, shall be designed to cause the Plan and each such ISO to continue to comply with applicable provisions of the Code, and
(ii) shall be final, conclusive and binding on all persons, including the Bank, its shareholders, Optionees and any other person claiming any interest in any Option; provided, however, that any action, decision, interpretation or determination, other than those respecting the actual grant of Options, shall be subject to review by the Board of Directors either on its own initiative, at the request of the Committee or on application of any aggrieved party. In such a case, the determination of the Board of Directors on such review shall be final and binding on all affected parties.

3.6  Indemnification.
     ---------------

To the extent permitted by applicable law, and in addition to such other rights of indemnification that members of the Committee may have as Directors of the Bank, the members of the Committee shall be indemnified by the Bank against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in

                                       5
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connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be made a party by reason of any action taken or omitted in good faith under or in connection with administration of the Plan or any Option granted hereunder and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Bank) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that any such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided, however, that within thirty (30) days after institution of any such action, suit or proceeding, such Committee member(s) shall in writing offer the Bank the opportunity, at its own expense, to handle and defend same.

                                  ARTICLE IV
                          GRANT AND TERMS OF OPTIONS
                          --------------------------

4.1  Authorization to Grant Options.
     ------------------------------

Pursuant to the Plan, from time to time prior to the Termination Date the Bank may grant Options to Employees to purchase shares of Common Stock. Options may only be granted by action of the Committee, and no person shall have any rights under the Plan or with respect to any Option except pursuant to such action of the Committee.

4.2  Number of Shares.
     ----------------

The number of shares of Option Stock covered by each Option shall be set by the Committee at the time such Option is granted and shall be specified in the Option Agreement evidencing such Option; provided, however, that the number of shares of Option Stock covered by Options granted from time to time to any one Employee under the Plan may not exceed 40% of the aggregate number of shares of Common Stock originally available for the grant of Options under the Plan from time to time. The number of shares of Option Stock covered by each Option shall be subject to adjustment in the manner described in Paragraph 6.1 below.

4.3  Exercise Price.
     --------------

At the time an Option is granted, the Committee shall set the Exercise Price applicable to such Option. The Exercise Price shall be determined by the Committee in the manner described below and shall be specified in the Option Agreement evidencing the Option. The Exercise Price applicable to each Option shall be subject to adjustment in the manner described in Paragraph 6.1 below.

                                       6
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The Exercise Price for each share of Option Stock covered by an Option shall not be less than one hundred percent (100%) of the fair market value of one share of the Common Stock on the Date of Grant of such Options (the "Fair Market Value"). The Fair Market Value on any particular date shall be, (i) if the Common Stock is not then listed on the Nasdaq Stock Market, the fair market value of a share of the Common Stock as determined by the Committee in its sole discretion in such manner as it shall deem to be reasonable and appropriate, or, (ii) if the Common Stock is listed on the Nasdaq Stock Market, the average of the bid and asked prices for a share of the Common Stock as quoted by Nasdaq on such date.

4.4  Option Agreements.
     -----------------

Each Option granted under the Plan shall be evidenced by an Option Agreement which shall be executed and delivered by the Optionee and by or on behalf of the Bank and which shall (i) specify whether such Option is intended to be an ISO or an NSO, (ii) contain such other information as is provided or permitted herein to be contained in the Option Agreement, and (iii) not contain any provisions inconsistent with the Plan. Following the execution of an Option Agreement evidencing an Option, such Option shall be effective as of the Date of Grant of such Option.

4.5  Limits on Grant of ISOs.
     -----------------------

Notwithstanding anything contained herein to the contrary:

(a) in the case of an ISO granted to an Employee who owns, immediately before the ISO is granted, more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Bank, the Exercise Price per share with respect to such ISO, as determined by the Committee and stated in the Option Agreement, shall not be less than one hundred ten percent (110%) of the Fair Market Value as of the Date of Grant of the ISO; and,

(b) the aggregate Fair Market Value (determined as of the Date of Grant of the Option) of the Option Stock for which an Optionee may be granted ISOs exercisable for the first time in any calendar year (including ISOs granted under all option plans of the Bank or any of its Subsidiaries) shall not exceed $100,000. This $100,000 limitation shall not apply to the grant of NSOs.

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                                   ARTICLE V
                              EXERCISE OF OPTIONS
                              -------------------

5.1  Waiting Period.
     --------------

No Option may be exercised unless and until the Optionee shall have completed six months (or such other or longer period as shall be determined by the Committee and specified in the Option Agreement evidencing that Option) of continuous, full time service in the employment of the Bank or any of its Subsidiaries following the Date of Grant of the Option, but thereafter, subject to earlier termination as described herein, may be exercised as provided herein and in the Option Agreement evidencing such Option. The waiting period provided herein shall not operate to extend the Expiration Date or other date of termination of an Option set forth or referred to in Article V below.

5.2  Term; Conditions on Exercise; Expiration or Termination.
     -------------------------------------------------------

The Expiration Date of each Option shall be set by the Committee at the time the Option is granted and shall be specified in the Option Agreement evidencing the Option, but in no event shall be more than ten (10) years following the Date of Grant of the Option. However, notwithstanding any thing contained herein to the contrary, in the case of an ISO granted to an Employee who owns, immediately before the ISO is granted, more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Bank, the Expiration Date shall not be more than 5 years following the Date of Grant of the ISO.

Subject to the other terms and conditions contained in the Plan, each Option may be exercised by the Optionee at such times or intervals and on such other terms and conditions (if any) as are determined by the Committee and specified in the Option Agreement evidencing the Option.

Notwithstanding anything contained herein or in any Option Agreement to the contrary, to the extent that an Option shall not previously have been exercised in the manner required by the Plan, it shall expire and terminate at 5:00 P.M. on its Expiration Date. In addition to the termination provisions set forth above, Options granted pursuant to the Plan shall terminate or may be terminated as provided in Paragraphs 5.7 and 6.1 below. Upon the expiration or termination of all or any portion of an Option, such Option or portion thereof shall, without any further act by the Bank, expire and no longer be exercisable or confer any rights to any person to purchase shares of Common Stock under the Plan.

                                       8
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5.3  Notice of Exercise.
     ------------------

To exercise an Option in whole or in part, the Optionee or other person then entitled to exercise the Option or portion thereof shall notify the Bank by delivering written notice of such exercise (a "Notice of Exercise") to the President or the Secretary of the Bank. Such written notice shall be substantially in the form attached hereto as Exhibit A and shall specify the number of shares of Option Stock to be purchased. A Notice of Exercise shall not be effective (and the Bank shall have no obligation to sell any Option Stock to the Optionee pursuant to such Notice) unless it satisfies the terms and conditions set forth herein and actually is received by the Bank as provided above prior to the Expiration Date of the Option to be exercised.

In the event an Option or portion thereof is being exercised by a person other than the Optionee (as provided in Paragraph 5.7(c) below), the Notice of Exercise shall be accompanied by appropriate proof of the right of such person(s) to exercise the Option.

5.4  Payment Upon Exercise.
     ---------------------

The Exercise Price of Option Stock being purchased upon the exercise of an Option (in part or in whole) shall be paid by the Optionee in full at the time of such exercise. Such payment may be made (i) in cash, (ii) by official bank check, bank money order or other certified funds, or (iii) in the discretion of the Committee, by a combination thereof. No Option Stock shall be issued or delivered until full payment of the Exercise Price therefor has been made.

5.5  Restrictions.
     ------------

At the time an Option is granted, the Committee shall have the authority, in its sole discretion, to impose restrictions of any nature on the exercise of such Option (including restrictions in the form of a schedule by which an Option become exercisable in increments over a period of time) and on the Option Stock acquired by the Optionee upon such exercise. Without limiting the generality of the foregoing, the Committee may impose conditions restricting absolutely the transferability of Option Stock acquired through exercise of any Options for such periods as the Committee may determine. Any such restrictions imposed by the Committee shall be specified in the Option Agreement.

5.6  Nontransferability.
     ------------------

Options granted hereunder shall not be assignable or transferable except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by him. More particularly, but without limiting the generality of the

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foregoing, an Option may not be sold, assigned, transferred (except as noted
herein), pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

5.7  Termination of Employment.
     -------------------------

(a) In the event an Optionee's employment with the Bank or any Subsidiary shall terminate or be terminated prior to the Expiration Date of his or her Option for any reason other than his or her death, "Disability" (as defined below) or "Retirement" (as defined below), then the Optionee's Option immediately shall terminate at the times specified below. Authorized leaves of absence and transfers of employment by an Optionee between the Bank and a Subsidiary, or between two Subsidiaries, without a break in service, shall not constitute terminations of employment for purposes of the Plan. The Committee shall determine whether any other absence for military or government service or for any other reasons shall constitute a termination of employment for purposes of the Plan, and the Committee's determination shall be final.

          (i) If, prior to the Expiration Date of his or her Option, an Optionee voluntarily terminates his or her employment with the Bank or any of its Subsidiaries other than as a result of "Retirement" (as defined below), then, to the extent it shall not previously have been exercised in the manner required by the Plan, any Option previously granted to the Optionee which remains outstanding and in effect immediately shall terminate and be of no further force or effect on the effective date of such termination of employment.

          (ii) If, prior to the Expiration Date of his or her Option, an Optionee's employment with the Bank or any of its Subsidiaries is terminated as a result of "Retirement" (as defined below) with the consent of the Bank, the Optionee shall have the right to exercise his rights pursuant to his Option within ninety
                 (90) days following the date of such Retirement (but not later than the Expiration Date of the Option) in accordance with the terms of the Plan, at the end of which period the Option shall terminate and be of no further force or effect.

                 The termination of an Optionee's employment with the Bank or any of its Subsidiaries which is treated as a "retirement" under the terms of any qualified retirement plan maintained by the Bank from time to time, or the termination of an Optionee's employment at such earlier time or under

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                 such other circumstances as the Committee shall agree in
                 writing to treat as "Retirement" for purposes of the Plan, shall be deemed to be a "Retirement" with the consent of the Bank.

          (iii) If, prior to the Expiration Date of his or her Option, an Optionee's employment is terminated by the Bank or any of its Subsidiaries other than for "Cause" (as defined below), then, to the extent it shall not previously have been exercised in the manner required by the Plan, the Optionee shall have the right to exercise his rights pursuant to his Option within ninety (90) days following the date of such termination (but not later than the Expiration Date of the Option) in accordance with the terms of the Plan, at the end of which period the Option shall terminate and be of no further force or effect.

          (iv) If, prior to the Expiration Date of his or her Option, an Optionee's employment is terminated by the Bank or any of its Subsidiaries for Cause, then, to the extent it shall not previously have been exercised in the manner required by the Plan, any Option previously granted to the Optionee which remains outstanding and in effect immediately shall terminate and be of no further force or effect on the earlier of the date such termination of employment is effective or the date on which the determination is made to terminate the Optionee's employment for Cause.

     For purposes of this Paragraph 5.7(a), the Bank or its Subsidiary shall have "Cause" to terminate an Optionee's employment upon:

          (i) A determination by the Bank or its Subsidiary, in good faith, that the Optionee (A) has failed in any material respect to perform or discharge his duties or responsibilities of employment in a reasonably competent manner, or (B) is engaging or has engaged in willful misconduct or conduct which is detrimental to the business prospects of the Bank or its Subsidiary or which has had or likely will have a material adverse effect on the Bank's or its Subsidiary's business or reputation;

          (ii) The violation by the Optionee of any applicable federal or state law, or any applicable rule, regulation, order or statement of policy promulgated by any Regulatory Authority which results from the Eligible Employee's gross negligence, willful misconduct or intentional disregard of such law, rule, regulation, order or policy statement and results in any substantial damage, monetary or otherwise, to the Bank or its Subsidiary or to its or its Subsidiary's reputation;

          (iii) The commission in the course of the Optionee's employment of an act of fraud, embezzlement, theft or proven personal dishonesty, or the Optionee's being charged with any felony or other crime involving moral turpitude (whether or not such act or charge involves the Bank or its assets or results in criminal indictment, charges, prosecution or conviction);

          (iv) The conviction of the Optionee of any felony or any criminal offense involving dishonesty or breach of trust, or the occurrence of any event described in Section 19 of the Federal Deposit Insurance Act or any other event or circumstance which disqualifies the Optionee from serving as an employee or executive officer of, or a party affiliated with, the Bank or its Subsidiary; or, in the event the Optionee becomes unacceptable to, or is removed, suspended or prohibited from participating in the conduct of the Bank's or its Subsidiary's affairs (or if proceedings for that purpose are commenced), by any Regulatory Authority;

          (v) The exclusion of the Optionee by the carrier or underwriter from coverage under the Bank's then current "blanket bond" or other fidelity bond or insurance policy covering its or its Subsidiary's directors, officers or employees, or the occurrence of any event which the Bank or its Subsidiary believes, in good faith, will result in the Optionee being excluded from such coverage, or having coverage limited as to the Optionee as compared to other covered officers or employees, pursuant to the terms and conditions of such "blanket bond" or other fidelity bond or insurance policy; or,

          (vi) Optionee's excessive use of any addictive drug or use of any controlled substance, as defined at 21 U.S.C. (S) 802 and listed on Schedules I through V of 21 U.S.C. (S) 812, as revised from time to time, and as defined by other federal laws and regulations, his use of legal drugs that have not been obtained legally or are not being taken as prescribed by a licensed physician, or his use of alcohol in a manner that adversely affects the performance of his or her employment duties, prevents him or her from performing his or her employment duties safely or creates a risk to the safety of others at the workplace.

     For purposes of this Plan, the determination of whether any termination of an Optionee's employee was for Cause shall be within the sole discretion of the Committee.

(b) Disability of Optionee: If, prior to the Expiration Date of his or her Option, an Optionee becomes "Disabled" (as defined below) and his or her employment with the Bank or any of its Subsidiaries is terminated as a result, then, to the extent it shall not previously have been exercised in the manner required by the Plan, the Optionee shall have the right to exercise his rights pursuant to his Option within ninety (90) days following the effective date of such termination (but not later than the Expiration Date of the Option) in accordance with the terms of the Plan, at the end of which period the Option shall terminate and be of no further force or effect. For purposes of this Paragraph 5.7(b), an Optionee shall be considered "Disabled" at such time as he or she is determined to be permanently disabled such as would qualify the Optionee for benefits under the Bank's long term disability insurance plan which is applicable to the Optionee.

(c) Death of Optionee: If an Optionee shall die while employed by the Bank or a Subsidiary and prior to the Expiration Date of an Option held by him or her, then, to the extent the Option held by the Optionee at the time of his or her death remains in effect and could be exercised by the Optionee under the terms of the Plan and the Option Agreement relating to it, his designated beneficiary (determined either by will or other writing delivered to the Committee in advance), or if no designated beneficiary, the personal representative of his estate, shall have the right to exercise such Optionee's rights pursuant to his Option following the date of his death, but not later than the Expiration Date of the Option, in accordance with the terms of the Plan. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option after the death of such Optionee under the terms of this Plan.

5.8  Modification, Extension and Renewal of Options.
     ----------------------------------------------

Subject to the provisions of Paragraph 6.1 below, any Option may be Modified, Extended or Renewed (as those terms are defined in Article II) only upon the agreement of the Committee and the Optionee. Any such agreement shall be in the form of a written amendment to the Option Agreement evidencing the Option being Modified, Extended or Renewed and which shall set forth the terms of any such Modification, Extension or Renewal.

5.9  Other Provisions.
     ----------------

In addition to the items required to be in the Option Agreement evidencing an Option, such Option Agreement may contain such other terms, conditions and provisions applicable to such Option or the exercise thereof (including any and all limitations or restrictions as shall be necessary to comply with any applicable federal and state securities laws and regulations) as the Committee shall, at its sole discretion, deem necessary or desirable; provided, however, that the Committee may not impose any such terms, conditions or provisions that are inconsistent with any provisions of the Plan.

5.10  Issuance of Option Stock.
      ------------------------

A stock certificate representing the number of shares of Option Stock purchased by the Optionee upon the proper exercise of an Option shall be issued and delivered by the Bank as soon as practicable after receipt of a valid and effective Notice of Exercise and full payment of the Exercise Price relating to those shares. Such certificate shall be delivered to or on the written order of the person exercising the Option.

                                   ARTICLE VI
                               GENERAL PROVISIONS
                               ------------------

6.1  Adjustment of Options.
     ---------------------

(a) Changes in Capitalization; Stock Splits and Dividends. In the event of (i) any dividend payable by the Bank in shares of Common Stock, or (ii) any recapitalization, reclassification, split-up, consolidation or combination of, or other change in or offering of rights to the holders of, Common Stock, or (iii) an exchange of the outstanding shares of Common Stock for a different number or class of shares of stock or other securities of the Bank in connection with a merger, consolidation or other reorganization of or involving the Bank (provided the Bank shall be the surviving or resulting corporation in any such merger or consolidation), then the Committee shall, in such a manner as it shall determine in its sole discretion, appropriately adjust the number and class or kind of shares which may be issued under the Plan and of the securities which shall be subject to outstanding Options and/or the Exercise Price applicable to any outstanding Option. However, in no event shall any such adjustment change the aggregate Exercise Price for Option Stock to be purchased upon the exercise of any Option.

     In the event of an incease in the number of outstanding shares of the Bank's Common Stock as described above, then, at the Committee's option and discretion, the aggregate number of shares of Common Stock authorized to be issued under the Plan may be increased so that such aggregate number will equal 10% of the sum of the aggregate number of outstanding shares of the Common Stock plus the number of shares of Common Stock that remain reserved for issuance under the Plan.

     Subject to review by the Board of Directors of the Bank, any such adjustments made by the Committee shall be consistent with changes in the Bank's outstanding Common Stock resulting from the above events and, when made, shall be final, conclusive and binding on all persons, including, without limitation, the Bank, its shareholders and each Optionee or other person having any interest in any Option so adjusted. Any fractional shares resulting from any such adjustment shall be eliminated. However, notwithstanding anything contained herein to the contrary, no Option which is intended to be an ISO shall be adjusted in a manner that causes the Option to fail to continue to qualify as an ISO.

(b) Dissolution; Merger or Consolidation; Sale of Assets. In the event of a dissolution or liquidation of the Bank, the sale of substantially all the Bank's assets, or a merger or consolidation of the Bank with or into any other corporation or entity (or any other such reorganization or similar transaction) in which the Bank is not the surviving or resulting corporation, and if a provision is not made in such transaction for the continuance of this Plan or the assumption of Options by any successor to the Bank or for the substitution for Options of new options covering shares of any successor corporation or a parent or subsidiary thereof, then, in such event, and to the extent such Options have not previously been exercised, all rights of Optionees pursuant to all outstanding Options shall terminate and be of no further effect immediately prior to the effective time of such dissolution, liquidation, sale, merger, consolidation or other reorganization (or at such other time and pursuant to such rules and regulations as the Committee shall determine and promulgate to the Optionees). However, to the extent such Options shall not previously have been exercised, and notwithstanding any provisions of the Plan or any Option Agreement to the contrary, each such Option shall become exercisable, and may be exercised, in full immediately prior to the effective time of any such event. The Committee shall give each Optionee at least ninety (90) days prior written notice of the effective time of an event which gives rise to an immediate purchase right under this Paragraph 6.1.

(c) Miscellaneous. The grant of an Option shall not affect in any way the right or power of the Bank to (i) enter into or effect any adjustment, recapitalization, reclassification, reorganization or any other change in the Bank's capital or business structure or its business, (ii) to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets, or (iii) to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof.

6.2  Rights as a Shareholder.
     -----------------------

Neither an Optionee nor any other person shall have any rights as a stockholder with respect to any shares of Option Stock covered by an Option until such Option shall have been validly exercised in the manner described herein and in the Option Agreement relating to such Option, full payment of the Exercise Price has been made for such shares, and a stock certificate representing the Option Stock purchased upon such exercise shall have been registered on the Bank's stock records in the name of and delivered to such person. Except to the extent of adjustments made pursuant to Paragraph 6.1 above, no adjustment on behalf of the Optionee shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date for determining the shareholders entitled to receive the same is prior to the date of registration and delivery of the stock certificate(s) representing the Option Stock.

6.3  No Right to Employment.
     ----------------------

Neither the Plan nor the grant of an Option, nor any Option Agreement evidencing any such Option, is intended or shall be deemed or interpreted to constitute an employment agreement or to confer upon an Optionee any right of employment with the Bank or any of its Subsidiaries, including without limitation any right to continue in the employ of the Bank or any of its Subsidiaries, or to interfere with, restrict or otherwise limit in any way the right of the Bank or any Subsidiary to discharge or terminate the employment of any Optionee at any time for any reason whatsoever, with or without Cause.

6.4  Legal Restrictions.
     ------------------

If in the opinion of legal counsel for the Bank the issuance or sale of any shares of Option Stock by the Bank pursuant to the exercise of an Option would not be lawful without registration under the Securities Act of 1933 (the "1933 Act") or without some other action being taken, or for any other reason, or would require the Bank to obtain approval from any governmental authority or regulatory body having jurisdiction deemed by such counsel to be necessary to such issuance or sale, then the Bank shall not be obligated to issue or sell any Option Stock pursuant to the exercise of any Option to any Optionee or to any other authorized person unless a registration statement that complies with the provisions of the 1933 Act in respect of such shares is in effect at the time thereof and all other required or appropriate action has been taken under and pursuant to the terms and provisions of the 1933 Act or other applicable law, or the Bank receives evidence satisfactory to such counsel that the issuance and sale of such shares, in the absence of an effective registration statement or other action, would not constitute a violation of the 1933 Act or other applicable law, or unless any such required approval shall have been obtained. The Bank is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of Option Stock to any Optionee or other authorized person.

The Committee, as a condition of the grant of an Option and/or the exercise thereof, may require that the Optionee execute one or more undertakings in such form as the Committee shall prescribe to the effect that such shares are being acquired for investment purposes only and not with a view to the distribution or resale thereof.

Notwithstanding anything contained herein to the contrary, it is understood and agreed that neither the Bank nor any of its Subsidiaries (or any of their successors in interest) shall be required to take any action under this Plan or any Option granted hereunder if:

(a) the Bank is declared by any Regulatory Authority to be insolvent, in default or operating in an unsafe or unsound manner; or,

(b)  in the opinion of legal counsel to the Bank, such payment or action:

          (i) would be prohibited by or would violate any provision of state or federal law applicable to the Bank or any of its Subsidiaries, including without limitation the Federal Deposit Insurance Act as now in effect or hereafter amended;

          (ii) would be prohibited by or would violate any applicable rules, regulations, orders or statements of policy, whether now existing or hereafter promulgated, of any Regulatory Authority; or,

          (iii) otherwise would be prohibited by any Regulatory Authority.

6.5  No Obligation to Purchase Shares.
     --------------------------------

The granting of an Option pursuant to the Plan shall impose no obligation on the Optionee to purchase any shares covered by such Option.

6.6  Payment of Taxes.
     ----------------

Each Optionee shall be responsible for all federal, state, local or other taxes of any nature as shall be imposed pursuant to any law or governmental regulation or ruling on any Option or the exercise thereof or on any income which an Optionee is deemed to recognize in connection with an Option. If the Committee shall determine to its reasonable satisfaction that the Bank or any of its Subsidiaries is required to pay or withhold the whole or any part of any estate, inheritance, income, or other tax with respect to or in connection with any Option or the exercise thereof, then the Bank or such Subsidiary shall have the full power and authority to withhold and pay such tax out of any shares of Common Stock being purchased by the Optionee or from the Optionee's salary or any other funds otherwise payable to the Optionee, or, prior to and as a condition of exercising such Option, the Bank may require that the Optionee pay to it in cash the amount of any such tax which the Bank, in good faith, deems itself required to withhold.

6.7  Choice of Law.
     -------------

The validity, interpretation and administration of the Plan, any Option Agreement, and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of North Carolina. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of North Carolina, without regard to the place where the act or omission complained of took place, the residence of any party to such action, or the place where the action may be brought or maintained.

6.8  Modification of Plan.
     --------------------

The Board, upon recommendation of the Committee, may, from time to time, amend, modify, suspend, terminate or discontinue the Plan at any time without notice, provided, however, that no such action by the Board shall adversely affect any Optionee's rights under any then outstanding Options without such Optionee's prior written consent; and, provided further that, except as shall be required to comport with changes in the Code, any modification or amendment of the Plan that (i) increases the aggregate number of shares of Common Stock which may be issued upon the exercise of Options

(other than as provided in Paragraph 6.1 above), (ii) changes the formula by which the Exercise Price is determined, (iii) changes the provisions of the Plan with respect to the determination of Employees to whom Options may be granted or, (iv) otherwise materially increases the benefits accruing to Optionees under the Plan, shall be subject to the approval of the Bank's shareholders. In the event the Board shall terminate or discontinue the Plan, such action shall not operate to deprive any Optionee of any rights theretofore acquired by him or her under the Plan, and any Options outstanding as of the date of any such termination shall remain in full force and effect according to their terms as though the Plan had not been terminated.

6.9  Application of Funds.
     --------------------

The proceeds received by the Bank from the sale of Common Stock pursuant to Options granted under the Plan will be used for general corporate purposes.

6.10 Notices.
     -------

Except as otherwise provided herein, any notice which the Bank or an Optionee may be required or permitted to give to the other under this Plan shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Bank, shall be sent to its President at the address of the Bank's then current corporate office. Any notice sent by mail by the Bank to an Optionee shall be sent to the most current address of the Optionee as reflected on the records of the Bank or its Subsidiaries as of the time said notice is required. In the case of a deceased Optionee, any notice shall be given to the Optionee's personal representative if such representative has delivered to the Bank evidence satisfactory to the Bank of such representative's status as such and has informed the Bank of the address of such representative by notice pursuant to this Paragraph 6.10.

6.11 Conformity With Applicable Laws and Regulations.
     -----------------------------------------------

With respect to persons who are subject to Section 16 of the 1934 Act, the Plan and each Option granted and transaction under it are intended to, and shall be interpreted so as to, be consistent with the requirements, and satisfy applicable conditions, of Rule 16b-3 of the Securities and Exchange Commission (as such Rule may be modified, amended or superseded from time to time). To the extent any provision of the Plan or any Option Agreement, or any action by the Committee or the Board, shall fail to so comply, then, to the extent permitted by law and deemed advisable by the Committee, such provision or action shall be deemed null and void.

6.12 Successors and Assigns.
     ----------------------

Subject to Paragraph 5.6 above, this Plan shall bind and inure to the benefit of the Bank, any Optionee, and their respective successors, assigns, personal or legal representatives and heirs.

6.13 Severability.
     ------------

It is intended that each provision of this Plan shall be viewed as separate and divisible, and in the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions shall continue to be in full force and effect.

6.14 Titles.
     ------

Titles of Articles and Paragraphs are provided herein for convenience only, do not modify or affect the meaning of any provision herein, and shall not serve as a basis for interpretation or construction of this Plan.

6.15 Gender and Number.
     -----------------

As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

                                 MOUNTAINBANK

                              AMENDMENT N0. 1 TO
                        1997 EMPLOYEE STOCK OPTION PLAN


     THIS AMENDMENT NO. 1 TO 1997 EMPLOYEE STOCK OPTION PLAN (the "Amendment") is made as of this 16th day of October, 2000, by MountainBank (the "Bank").
                   ----

     WHEREAS, the Board of Directors of the Bank heretofore adopted the Bank's 1997 Employee Stock Option Plan (the "Employee Plan" or the "Plan") which provides for the grant of options to employees of the Bank to purchase newly issued shares of the Bank's common stock; and, the Employee Plan was approved during 1998 by the Bank's shareholders and by the North Carolina Commissioner of Banks in the manner required by North Carolina law; and,

     WHEREAS, under North Carolina law applicable to banks, the Employee Plan may provide for the grant of options for an aggregate number of shares equal to not more than 10% of the Bank's total outstanding shares, and, the Employee Plan, as originally adopted, provides for the grant of options to purchase an aggregate of 86,400 shares of common stock (as such number has been adjusted in accordance with the terms of the Plan as a result of the six-for-five stock splits effected in the form of 20% stock dividends which became effective on January 20, 1999, and January 15, 2000); and,

     WHEREAS, by resolution during April 2000, and as a result of increases in the number of outstanding shares of the Bank's common stock resulting from the Bank's sale of additional shares pursuant to stock offerings conducted during 1999 and proposed to be conducted during 2000, the Bank's Board of Directors proposed to amend the Employee Plan to increase the aggregate number of shares available for the grant of options to 10% of the increased number of the Bank's outstanding shares following the offerings; and, the Board of Directors approved an amendment to the Employee Plan to effect such an increase and authorized the submission of the proposed amendment for approval by the Bank's shareholders; and,

     WHEREAS, at the Annual Meeting of the Bank's shareholders held on June 15, 2000, the shareholders approved the proposed amendment by the affirmative vote of more than two-thirds of the Bank's then outstanding shares; and,

     WHEREAS, by letter dated July 17, 2000, the North Carolina Commissioner of Banks approved the proposed amendment; and,

     WHEREAS, by resolution dated October 16, 2000, the Board of Directors formally approved the proposed amendment to increase the number of shares authorized to be issued under the Employee Plan to 149,688 shares and, in approving the amendment, authorized management of the Bank to take such actions as they deemed to be reasonable, appropriate, necessary or advisable to effect and carry out the Board's resolutions and to effect the proposed amendment, including the execution for and in the name of the Bank of a formal written Amendment; and,

     WHEREAS, pursuant to the above authority, this Amendment No. 1 is made for the purpose of effecting the amendment to the Employee Plan previously approved by the Bank's Board of Directors and shareholders.

          NOW THEREFORE, in consideration of the premises and pursuant to authority duly given by the Bank's Board of Directors and shareholders, the Employee Plan hereby is amended as follows:

          1. In Paragraph 1.2 of the Employee Plan, the first full sentence of the second paragraph is deleted in its entirety and the following new sentence is inserted in its entirety:

     "The aggregate number of shares of Common Stock which may be sold upon the exercise of Options granted under the Plan is 149,688 shares, which maximum number is subject to adjustment as provided in Paragraph 6.1 hereof."

          2. Except as expressly modified and amended as described above, the Employee Plan shall remain in full force and effect in accordance with its terms.


          IN WITNESS WHEREOF, the Bank has executed this Amendment, by and through the undersigned thereunto duly authorized, on this the day and year first above written.


                                   MOUNTAINBANK



                                   By:   /s/ J. W. Davis
                                         ----------------------------------
                                         J. W. Davis
                                         President and Chief Executive Officer
               (SEAL)

                                   By:   /s/ Boyd L. Hyder
                                         ----------------------------------
                                         Boyd L. Hyder
                                         Chairman of the Board of Directors

ATTEST:

/s/ Sherrie B. Rogers
----------------------------
Assistant Secretary

                                       2